U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /x/

     Pre-Effective Amendment No.
                                 ------
     Post-Effective Amendment No.  14
                                 ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /x/

     Amendment No.  14
                  ------

                        (Check appropriate box or boxes)

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                        221 East Fourth Street, Suite 300
                              Cincinnati, OH 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 362-8000

                              Steven J. Williamson
                          Brundage, Story and Rose LLC
                                630 Fifth Avenue
                            New York, New York 10111
                     (Name and Address of Agent for Service)

                                   Copies to:

                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on April 1, 2003 pursuant to paragraph (b) of Rule 485
/ /  60 days after filing pursuant to paragraph (a) of Rule 485
/ /  on (date) pursuant to paragraph (a) of Rule 485

     Registrant has registered an indefinite number of shares of beneficial interest of its Brundage, Story and Rose Equity Fund and its Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                                                                      PROSPECTUS

                                                                   April 1, 2003


                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                        221 EAST FOURTH STREET, SUITE 300
                          CINCINNATI, OHIO 45202-4124

--------------------------------------------------------------------------------

     Brundage, Story and Rose Investment Trust currently offers two separate series of shares to investors, the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/ Intermediate Term Fixed-Income Fund (individually a "Fund" and collectively the "Funds").

     The BRUNDAGE, STORY AND ROSE EQUITY FUND seeks to provide protection and enhancement of capital, current income and growth of income. Under normal circumstances, at least 80% of the Fund's net assets are invested in common stocks.

     The BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND seeks to provide a higher and more stable level of income than a money market fund but with more volatility. The Fund expects more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. Under normal circumstances, at least 80% of the Fund's net assets are invested in fixed-income securities.

     Brundage, Story and Rose LLC (the "Adviser"), 630 Fifth Avenue, New York, New York 10111, manages the Funds' investments. Brundage, Story and Rose LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and has advised individual and institutional clients since 1932.

     This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them for investment merit and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

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FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

Nationwide (Toll-Free)............................................. 800-320-2212
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

TABLE OF CONTENTS

Risk/Return Summary ...........................................................3
Expense Information............................................................6
Investment Objectives, Investment Strategies and
  Risk Considerations..........................................................7
How to Purchase Shares........................................................14
How to Redeem Shares..........................................................16
Shareholder Services..........................................................19
Exchange Privilege............................................................20
Dividends and Distributions...................................................20
Taxes.........................................................................21
Operation of the Funds........................................................21
Distribution Plan.............................................................22
Calculation of Share Price....................................................23
Financial Highlights..........................................................23

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     The Equity Fund seeks to provide protection and enhancement of capital, current income and growth of income.

     The Short/Intermediate Term Fixed-Income Fund (the "Fixed-Income Fund") seeks to provide a higher and more stable level of income than a money market fund but with more volatility. The Fund expects more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     The Equity Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal circumstances, at least 80% of the Fund's net assets are invested in common stocks. Shareholders will be provided with at least 60 days' prior written notice of any change to this policy. The Fund invests both in securities currently paying dividends and in securities that are not paying dividends but offer prospects for growth of capital or future income. The Fund may invest in stocks of all capitalizations.

     The Fixed-Income Fund invests in a diversified portfolio of short and intermediate-term fixed-income securities, consisting primarily of U.S. Government obligations, corporate debt obligations, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks, and money market instruments. Under normal circumstances, at least 80% of the Fund's net assets are invested in fixed-income securities. Shareholders will be provided with at least 60 days' prior written notice of any change to this policy. The Adviser intends normally to maintain at least 90% of the Fund's total assets in fixed-income securities. The Fund's fixed-income securities will ordinarily consist of those with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between 1 and 10 years. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between 2 and 5 years. In calculating the Fund's dollar-weighted average maturity, the Adviser will use average life as the remaining maturity of mortgage-backed and asset-backed securities. The Fund invests in securities which are rated within the 4 highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by the Adviser to be of comparable quality.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Equity Fund.

     The Equity Fund may invest in companies with lower market capitalizations, which present higher near-term risks than larger capitalization companies. Small capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

     The return on and value of an investment in the Fixed-Income Fund will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. To the extent that the Fund invests in mortgage-backed and asset-backed securities, it will also be subject to extension (underlying loans are not paid as soon as anticipated) and prepayment risks (underlying loans are paid sooner than anticipated). Other factors may affect the market price and yield of the Fund's securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. There is a risk that you could lose money by investing in the Fixed-Income Fund.

     An investment in the Funds is not a deposit of a bank and is not insured or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

     The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year for the last ten years and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

EQUITY FUND

[bar chart]

10.26%   0.54%  27.22%  19.28%  27.27%  13.27%  27.97%   1.68% -11.34%  -18.34%
 1993    1994    1995    1996    1997    1998    1999    2000    2001     2002

During the period shown in the bar chart, the highest return for a quarter was 17.73% during the quarter ended June 30, 1997 and the lowest rate of return for a quarter was -13.79% during the quarter ended September 30, 2002.

FIXED-INCOME FUND

[bar chart]

 8.37%  -2.27%  15.53%   4.09%   7.63%   7.72%   0.07%   8.64%   8.29%    8.65%
 1993    1994    1995    1996    1997    1998    1999    2000    2001     2002


During the period shown in the bar chart, the highest return for a quarter was 5.01% during the quarter ended June 30, 1995 and the lowest return for a quarter was -1.64% during the quarter ended March 31, 1994.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                 1 Year     5 Years     10 Years
                                                 ------     -------     --------
Equity Fund Return Before Taxes                 -18.34%      1.30%        8.49%
Equity Fund Return After Taxes on
   Distributions ("pre-liquidation")            -18.38%      0.03%        6.76%
Equity Fund Return After Taxes on
   Distributions and Sale
   of Fund Shares ("post-liquidation")          -11.26%      1.03%        6.67%
Standard & Poor's 500 Index* Return
   (reflects no deduction for fees,
   expenses or taxes)                           -22.10%     -0.59%        9.34%

* The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

                                                 1 Year     5 Years     10 Years
                                                 ------     -------     --------
Fixed-Income Fund Return Before Taxes             8.65%      6.62%        6.56%
Fixed-Income Fund Return After Taxes on
   Distributions ("pre-liquidation")              6.60%      4.32%        4.17%
Fixed-Income Fund Return After Taxes on
   Distributions and Sale
   of Fund Shares ("post-liquidation")            5.25%      4.15%        4.05%
Merrill Lynch 3-Year Treasury Index* Return
   (reflects no deduction for fees,
   expenses or taxes)                             9.60%      7.68%        6.75%


* The Merrill Lynch 3-Year Treasury Index measures the total return of auctioned U.S. Treasury notes with 3 years to maturity.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

EXPENSE INFORMATION

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Load Imposed on Purchases............................................ None
Sales Load Imposed on Reinvested Dividends................................. None
Exchange Fee .............................................................. None
Redemption Fee ............................................................ None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                        Equity         Fixed-
                                                         Fund       Income Fund
                                                         ----       ------------
Management Fees(A) ................................      0.65%         0.50%
Distribution (12b-1) Fees(B) ......................      0.03%         0.00%
Other Expenses ....................................      0.63%         0.68%
                                                         -----         -----
Total Annual Fund Operating Expenses(C)............      1.31%         1.18%
                                                         =====         =====

(A) After waivers of management fees, the management fee for the Equity Fund was 0.59% and the management fee for the Fixed-Income Fund was 0.05% for the fiscal year ended November 30, 2002.

(B) Each Fund may incur distribution (12b-1) fees in an amount up to 0.25% of its average net assets.

(C) After waivers of management fees, total operating expenses for the Equity Fund were 1.15% and total operating expenses for the Fixed-Income Fund were 0.65% for the fiscal year ended November 30, 2002.


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions were reinvested, and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    Equity Fund     Fixed-Income Fund
                                    -----------     -----------------
          1 Year                       $  133            $  120
          3 Years                         415               375
          5 Years                         718               649
          10 Years                      1,579             1,432

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

     Brundage, Story and Rose Investment Trust (the "Trust") has two Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Funds are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

BRUNDAGE, STORY AND ROSE EQUITY FUND
------------------------------------

INVESTMENT TECHNIQUES AND STRATEGIES

     In  selecting  securities  for the Fund,  the  Adviser  first  attempts  to identify economic trends. On the basis of this analysis, industries with the best prospects for providing protection and enhancement of capital are determined and reviewed. From within such industries, the Adviser selects as candidates for investment those companies that have experienced, capable managements, sound financial policies and strong competitive positions in their markets. The final step in specific stock selection is the Adviser's determination whether the current market valuation of a company is reasonable in relation to its earnings, dividends, assets and long-term opportunities. The Fund is a growth fund that may invest in stocks of all capitalizations.

     The Fund invests in securities currently paying dividends and in securities that are not paying dividends but offer prospects for growth of capital or future income. Although under normal circumstances at least 80% of the Fund's net assets are invested in common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants), the Fund may also invest in non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality.

     The Fund may invest in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts. American Depositary Receipts are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

     When the Adviser believes it appropriate, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than 1 year or repurchase agreements. The Fund may not achieve its investment objective during periods when the Fund has taken such a temporary defensive position.

INVESTMENT RISKS

     The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     Market Risk. Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

     Small Capitalization Stocks. The Fund may invest in companies with lower market capitalizations, which present higher near-term risks than larger capitalization companies. Small capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

     Lower-Rated Securities. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

     Foreign Securities. In addition to market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may less liquid or more volatile than securities of U.S. companies. When investments in foreign securities are made in foreign currencies, the value of the Fund's assets as measured in U.S.

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

dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
------------------------------------------------------------------

INVESTMENT TECHNIQUES AND STRATEGIES

     The Fund pursues its objective by investing primarily in U.S. Government obligations, corporate fixed-income securities, bank debt instruments, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S.
banks and U.S. branches of foreign banks, and money market instruments. In addition, the Fund may purchase securities on a when-issued basis and may invest in interest rate futures contracts and options on fixed-income securities or market indices.

     Under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed-income securities with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between 1 and 10 years. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between 2 and 5 years. In calculating the Fund's dollar-weighted average maturity, the Adviser will use average life as the remaining maturity of mortgage-backed and asset-backed securities.

     The Fund invests in securities having longer maturities and lower ratings than securities in which a money market fund may invest. The Fund may therefore provide higher income, but with less principal stability and greater credit risks than a money market fund. In addition, because the Fund invests in securities having longer maturities, the Fund may provide a more stable level of income than a money market fund; that is, the Fund's yield will not change as rapidly as a money market fund during periods of fluctuating interest rates. During periods of rising interest rates, the Fund's yield may not rise as quickly as the yield of a money market fund because a money market fund will generally be able to reinvest the proceeds of securities sooner than the Fund.

     The Fund may invest in securities which are rated at the time of purchase within the 4 highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. At least 65% of the Fund's assets will be invested in a combination of U.S. Government obligations and securities rated at the time of purchase in one of the two highest categories of Moody's (Aaa or Aa) or S&P (AAA or AA), or unrated securities determined by the Adviser to be of comparable quality.

     U.S. Government Obligations. Under normal market conditions, at least 35% of the Fund's assets will be invested in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies and instrumentalities established by the United States Government include, but are not limited to, the Federal Home Loan Banks, the

Federal Land Bank, the Government National Mortgage Association and the Federal National Mortgage Association. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

     Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities. These are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs" -- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

     The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates and CMOs may be affected by early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages. Mortgage-backed securities purchased by the Fund will be either (1) issued by United States Government sponsored corporations or (2) rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality as determined by the Adviser.

     The Fund may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not developed for certain stripped mortgage-backed securities. The Fund will not invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs for which there is no established market and other illiquid securities. The Fund may invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs deemed to be liquid if the Adviser determines, under the direction of the Board of Trustees, that the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

     Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future. The Fund will not invest more than 10% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

     Mortgage-backed securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of 40-year mortgages may have an average life of as short as 2 years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments. The Fund will assume an average life based on the prepayment characteristics of the underlying mortgages or other assets.

     Bank Debt Instruments. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. The Fund will not invest more than 10% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

     The Fund will not invest in any security issued by a commercial bank unless
(1) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (2) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (3) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     Foreign  Securities.  The  Fund  may  invest  in  U.S.   dollar-denominated
fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers.

     The Fund may invest in corporate fixed-income securities in the Eurodollar market. Eurodollar notes and bonds are U.S. dollar-denominated securities for which the primary trading market is outside the United States.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash or liquid securities in an amount at least equal to these commitments.

     Interest Rate Futures Contracts. The Fund may enter into futures contracts as a hedge against or to minimize adverse principal fluctuations, or as an efficient means of adjusting its exposure to the market, but not for speculation. An interest rate futures contract between two parties locks in the price of a specified package of securities (primarily U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds) to be delivered at a future date. Selling an interest rate futures contract has a similar effect to selling a portion of the Fund's securities. While the value of the Fund's securities would decline if interest rates were to rise, the value of the futures contract would increase, offsetting the decline in the Fund's net asset value to that extent. Conversely, an increase in the value of the Fund's securities resulting from a decline in interest rates would be offset by a decline in value of the futures contract. The Fund will limit its use of futures contracts so that (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts.

     Options. The Fund may write covered call options and purchase covered put options on its portfolio securities or on bond market indices. The aggregate market value of the Fund's portfolio securities covering call options or subject to put options will not exceed 25% of the Fund's net assets. Such options may be exchange-traded or traded over-the-counter. Over-the-counter options and the assets used to secure the options are considered illiquid. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.

INVESTMENT RISKS

     Because the Fund invests primarily in debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the Fund's share price and the value of your investment. There is no assurance, therefore, that the Fund will achieve its investment objective.

     Bond Yields. In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. This principle works in reverse as well; that is, a fall in interest rates will tend to cause a bond's price to rise.

     Mortgage-Backed Securities. Mortgage-backed securities can offer attractive yields, but carry additional risks. The prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-backed securities may fall if they are redeemed after that date.

     Lower-Rated Securities. While securities in these categories are generally accepted as being of investment grade, securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund will not invest more than 15% of its net assets in securities rated Baa or BBB.

     Credit Risk. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

     Maturity Risk. Securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities.

     Foreign Securities. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 10% of its net assets in foreign securities which, in the opinion of the Adviser, are not readily marketable and other illiquid securities.

     Interest Rate Futures Contracts. Interest rate futures contracts entail certain risks, including possible reduction of the Fund's total return and yield due to the use of hedging, no assurance that futures contracts transactions can be offset at favorable prices, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contract and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves. In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged. Futures transactions will only be used for bona fide hedging purposes.

     Although options will primarily be used to minimize principal fluctuations or to generate additional income, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities above the exercise price. Purchasing put options involves the risk of losing the entire purchase price of the option. The Fund will only write a call option or purchase a put option on a security which the Fund already owns.

     The success of the Fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the Fund's non-U.S. Government obligations.

HOW TO PURCHASE SHARES

     Your initial minimum investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Trust may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value ("NAV") next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Trust's Transfer Agent by the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m., Eastern time, are confirmed at that day's NAV. Purchase orders received by dealers prior to the close of the regular session of trading on the Exchange on any business day, generally 4:00 p.m., Eastern time, and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at that day's NAV. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct investments received by the Transfer Agent after the close of the regular session of trading on the Exchange, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the NAV next determined on the following business day.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in either Fund by sending a check and a completed account application form to Brundage, Story and Rose Investment Trust, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks must be made payable to the Brundage, Story and Rose Equity Fund or the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund, whichever is applicable. Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     The Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-320-2212) for instructions. You should be prepared to provide, by mail or facsimile, a completed, signed account application.

     Your investment will be made at the NAV next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Brundage, Story and Rose Investment Trust, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks must be made payable to the applicable Fund. Payment by check must be made by check drawn on a U.S. bank and payable in U.S. dollars. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

     PROCESSING ORGANIZATIONS. You may also purchase shares of the Funds through a "processing organization" (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchases and sales orders on the Trust's behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

     When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services;
o    Act as the shareholder of record of the shares;

o    Set different minimum initial and additional investment requirements;
o    Impose other charges and restrictions; or
o Designate intermediaries to accept purchase and sales orders on the Funds' behalf.

     The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

     Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

HOW TO REDEEM SHARES

     You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the NAV per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by wire.

     Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, on any business day on which the Funds calculate their NAVs are effective as of that day. Redemption requests received after 4:00 p.m., Eastern time, will be effected at the applicable NAV per share determined on the next business day following receipt. If a shareholder's tax identification has not yet been certified at the time a redemption request is received by the Transfer Agent, the redemption may be processed subject to a backup withholding tax.

     BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-320-2212). The redemption proceeds will normally be sent by mail or by wire within 3 business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.


     Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by a Medallion Signature Guarantee available at any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.


     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

     Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


     BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $100,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee regardless of the value of the shares being redeemed.


     Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within 3 business days following receipt of instructions in proper form.

     BY CHECK (FIXED-INCOME FUND ONLY). You may establish a special checking account with the Fixed-Income Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. You should consider potential fluctuations in the NAV of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by you.

     The Transfer Agent does not currently charge any fees for check writing, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. The Transfer Agent will charge you its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent

     You should be aware that writing a check will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.


     THROUGH BROKER-DEALERS. You may also redeem shares of either Fund by placing a wire redemption request through a securities broker or dealer. You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders. If the shares to be redeemed have a value of $25,000 or more, or if the name(s) or the address on your account has been changed within 30 days of your redemption request, you must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee.


     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a processing fee by the Funds' Custodian. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

     If the U.S. Postal Service cannot deliver your redemption check(s) or if your redemption check(s) remain uncashed for 6 months, the Trust or the Transfer Agent reserve the right to reinvest the redemption payments in your account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 30 days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Funds may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

SHAREHOLDER SERVICES

     Contact the Transfer Agent (Nationwide call toll-free 800-320-2212) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Coverdell Education Savings Accounts
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account.

EXCHANGE PRIVILEGE

     Shares of the Funds may be exchanged for each other at NAV. Shares of either Fund may also be exchanged for the following money market funds:


     U.S. Government Money Market Fund (a series of Touchstone Investment Trust) -- invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income consistent with protection of capital.

     Tax-Free Money Market Fund (a series of Touchstone Tax-Free Trust) -- invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the U.S. Government Money Market Fund and the Tax-Free Money Market Fund acquired via exchange may be reexchanged for shares of either Fund at NAV.


     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.


     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. Before making an exchange for shares of the U.S. Government Money Market Fund or the Tax-Free Money Market Fund, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.


DIVIDENDS AND DISTRIBUTIONS

     The Equity Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. All of the net investment income of the Fixed-Income Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly.

     Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions can be paid in cash, reinvested in additional shares, or a combination of both cash payment and reinvestment.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.


     If you select payment in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES

     Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Equity Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Since the investment income of the Fixed-Income Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Due to the nature of the investment strategies used, the distributions of the Equity Fund are expected to consist primarily of net capital gains and the distributions of the Fixed-Income Fund are expected to consist primarily of net investment income. Please note, however, that the nature of each Fund's distributions could vary in any given year.

     Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

     The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions.

OPERATION OF THE FUNDS

     The Funds are diversified series of Brundage, Story and Rose Investment Trust, an open-end management investment company organized as an Ohio business trust. The Board of

Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


     The Trust retains Brundage, Story and Rose LLC, 630 Fifth Avenue, New York, New York 10111 (the "Adviser"), to manage the Funds' investments. The Adviser is a wholly-owned subsidiary of Bessemer Trust Company, N.A. that has advised individual and institutional clients since 1932. The Equity Fund paid the Adviser, for the most recent fiscal year, an aggregate fee equal to 0.49% of the average value of its daily net assets. The Adviser waived its entire fee for the most recent fiscal year from the Fixed-Income Fund.


     Malcolm E. Clarke, Jr., a Managing Director of the Adviser and Bessemer Trust, is primarily responsible for managing the portfolio of the Equity Fund. Mr. Clarke joined the Adviser in 1969, and since 1971 has managed both taxable and institutional equity and balanced portfolios. Mr. Clarke was a Trustee of the Trust from 1996 to 2000.

     Harold S. Woolley, CFA, a Managing Director of the Adviser and Bessemer Trust, is primarily responsible for managing the portfolio of the Fixed-Income Fund. Mr. Woolley has been employed by Bessemer Trust in various capacities since 1985, where he is in charge of fixed income investments.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Adviser for expenses related to the sale and distribution of their shares, including:

o payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares;
o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o    any other expenses related to the distribution of the Funds' shares.

     The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

CALCULATION OF SHARE PRICE

     On each day that the Trust is open for business, the share price (NAV) of the shares of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows:

(1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;
(2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the Exchange on the day the securities are being valued;
(3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; and
(4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The NAV per share of each Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the year ended November 30, 2002 has been audited by Ernst & Young, whose report, along with the Funds' financial statements, are incorporated in the Statement of Additional Information, which is available upon request. The information for years prior to 2002 was audited by other independent public accountants.

                                   EQUITY FUND
                                   -----------

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                     Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended November 30,
                                                          ----------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................   $    17.51     $    22.06     $    22.81     $    19.47     $    19.40
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............................         0.01           0.01           0.02           0.00           0.04
  Net realized and unrealized gains (losses)
    on investments ....................................        (2.19)         (2.17)          1.16           4.61           2.01
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................        (2.18)         (2.16)          1.18           4.61           2.05
                                                          ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ................           --          (0.01)         (0.02)         (0.01)         (0.04)
  Distributions from net realized gains ...............           --          (2.38)         (1.91)         (1.26)         (1.94)
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions ...................................           --          (2.39)         (1.93)         (1.27)         (1.98)
                                                          ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ........................   $    15.33     $    17.51     $    22.06     $    22.81     $    19.47
                                                          ==========     ==========     ==========     ==========     ==========

Total return ..........................................      (12.43%)       (11.13%)         5.31%         25.43%         11.96%
                                                          ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .....................   $   30,606     $   39,754     $   58,140     $   51,239     $   40,687
                                                          ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets:
  Before expense reimbursements and waived fees .......        1.31%          1.21%          1.15%          1.15%          1.15%
  After expense reimbursements and waived fees ........        1.15%          1.15%          1.15%          1.15%          1.15%

Ratio of net investment income to average net assets ..        0.06%          0.03%          0.11%          0.01%          0.24%

Portfolio turnover rate ...............................          36%            49%            55%            37%            50%

                                FIXED-INCOME FUND
                                -----------------

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                     Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended November 30,
                                                          ----------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................   $    10.91     $    10.44     $    10.40     $    10.96     $    10.69
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............................         0.54           0.59           0.62           0.58           0.60
  Net realized and unrealized
    gains (losses) on investments .....................         0.08           0.47           0.04          (0.49)          0.27
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................         0.62           1.06           0.66           0.09           0.87
                                                          ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ................        (0.54)         (0.59)         (0.62)         (0.58)         (0.60)
  Distributions from net realized gains ...............           --             --             --          (0.07)            --
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions ...................................        (0.54)         (0.59)         (0.62)         (0.65)         (0.60)
                                                          ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ........................   $    10.99     $    10.91     $    10.44     $    10.40     $    10.96
                                                          ==========     ==========     ==========     ==========     ==========

Total return ..........................................        5.89%         10.40%          6.56%          0.80%          8.39%
                                                          ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .....................   $   29,486     $   34,406     $   36,873     $   38,567     $   39,236
                                                          ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets:
  Before expense reimbursements and waived fees .......        1.18%          1.10%          1.09%          1.05%          1.04%
  After expense reimbursements and waived fees ........        0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income to average net assets ..        5.01%          5.52%          5.98%          5.43%          5.58%

Portfolio turnover rate ...............................          14%            12%           158%            53%            90%

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4124
Nationwide: (Toll-Free)
800-543-8721

BOARD OF TRUSTEES
John M. Kingsley, Jr.
Jerome B. Lieber
William M.R. Mapel
Crosby R. Smith

INVESTMENT ADVISER
BRUNDAGE, STORY AND ROSE LLC
630 Fifth Avenue
New York, New York 10111

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-320-2212

Rate Line
---------
Nationwide: (Toll-Free) 800-852-4052

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-320-2212 (Nationwide).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-6185                                                FORM IFS-1-0203

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST


PROSPECTUS
APRIL 1, 2003


EQUITY FUND

SHORT/INTERMEDIATE TERM
FIXED-INCOME FUND


BRUNDAGE,
STORY & ROSE
Investment Trust
[logo]

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                    -----------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                  April 1, 2003


                      Brundage, Story and Rose Equity Fund
       Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Brundage, Story and Rose Investment Trust dated April 1, 2003. The Fund's financial statements as of November 30, 2002 are incorporated herein by reference. A copy of the Funds' Prospectus or their financial statements can be obtained by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4124, or by calling the Trust nationwide toll-free 800-320-2212.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                    Brundage, Story and Rose Investment Trust
                        221 East Fourth Street, Suite 300
                           Cincinnati, Ohio 45202-4124

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.......................18

INVESTMENT LIMITATIONS........................................................20

TRUSTEES AND OFFICERS.........................................................23

THE INVESTMENT ADVISER........................................................25

DISTRIBUTION PLAN.............................................................26

THE UNDERWRITER...............................................................28

SECURITIES TRANSACTIONS.......................................................28

PORTFOLIO TURNOVER............................................................29

CALCULATION OF SHARE PRICE....................................................30

TAXES.........................................................................30

REDEMPTION IN KIND............................................................31

HISTORICAL PERFORMANCE INFORMATION............................................31

PRINCIPAL SECURITY HOLDERS....................................................34

CUSTODIAN.....................................................................34

AUDITORS......................................................................35

INTEGRATED FUND SERVICES, INC.................................................35

ANNUAL REPORT.................................................................36

THE TRUST
---------

     Brundage, Story and Rose Investment Trust (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on October 3, 1990. The Trust currently offers two series of shares to investors, the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund is a diversified series and has its own investment objective and policies.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either Moody's Investors Service (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments of the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will. The coupon rates of mortgage-backed securities are lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. When prevailing interest rates increase, the value of the mortgage-backed securities may decrease, as do other non-redeemable debt securities. However, when interest rates decline, the value of mortgage-backed securities may not rise on a comparable basis with other non-redeemable debt securities.

     Mortgage-backed securities include certificates issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of FNMA only. They are not backed by the full faith and credit of the U.S. Treasury but the U.S. Treasury may extend credit to FNMA through discretionary purchases of its securities. The average life of the mortgages backing newly issued FNMA Certificates is approximately 10 years. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government whose stock is owned by the Federal Home Loan Banks. Certificates issued by FHLMC represent interests in mortgages from its portfolio. FHLMC guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and FHLMC does not have authority to borrow from the U.S. Treasury. The average life of the mortgages backing newly issued FHLMC Certificates is approximately 10 years. The Government National Mortgage Association ("GNMA") Certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The guarantee of payments under GNMA Certificates is backed by the full faith and credit of the United States. The average life of the mortgages backing newly issued GNMA Certificates is approximately 12 years.

     The Short/Intermediate Term Fixed-Income Fund may also purchase mortgage-backed securities issued by financial institutions, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. The most common structure of a CMO contains four classes of securities; the first three pay interest at their stated rates beginning with the issue date, the final one is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage banks, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund's quality standards. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid. The
Adviser will, consistent with the Fund's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     The Short/Intermediate Term Fixed-Income Fund may also purchase other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile Receivables SM ("CARS"SM) and Credit Card Receivable Securities. CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are automobile contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts and the non-occurrence of specified events. The Internal Revenue Code of 1986, which phased out the deduction for consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on the weighted average life and yield. Credit card holders are entitled to the protection of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Short/Intermediate Term Fixed-Income Fund may purchase debt securities on a "when-issued" or "to-be-announced" basis. The Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or

TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian (The Fifth Third Bank), with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund.

     The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person.

     It is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending affords a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. Each Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of a Fund's total assets). Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and increases the possibility of fluctuation in a Fund's net asset value. This is known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

     INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts ("futures" or "futures contracts") may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Short/Intermediate Term Fixed-Income Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     The Fund will not enter into a futures  contract  if, as a result  thereof,
(i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts. In instances involving the purchase of futures contracts by the Fund, an amount of cash, U.S. Government obligations or other liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged.

     As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (a) cash set aside in an identifiable manner or short-term U.S. Government obligations or other U.S. dollar-denominated high-grade short-term debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and
(c) accrued profits on the particular futures contract or option thereon. In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with the Custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government obligations, suitable money market instruments or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although futures contracts typically require actual future delivery of and payment for financial instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract. As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchange or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged. Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against decline in the securities on which the futures are written might advance and the value of securities held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those securities that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying security due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

     Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition. In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities.

     The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions
(including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments.

     COVERED CALL AND PUT OPTIONS. The Short/Intermediate Term Fixed-Income Fund may write (sell) "covered" call options and purchase covered put options, and purchase call and write put options to close out options previously entered into by the Fund. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although additional revenue may be generated through the use of covered call options, the Adviser does not consider the additional revenues which may be generated as the primary reason for writing covered call options.

     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporation and of the Exchanges. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

     Portfolio securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account with the Fund's custodian. The Fund does not consider a security covered by a call or put option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or which the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest bid price. The assets will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When the Fund writes a covered call option, or purchases a put option, it runs the risk of not being able to participate in the appreciation of the underlying security above the exercise price, as well as the risk of being required to hold onto securities that are depreciating in value. The Fund will pay transaction costs in connection with the writing or purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to the Clearing Corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such a sale might be advantageous. The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on investments in illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     Certain option transactions have special tax results for the Fund. Listed non-equity options will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. In addition, losses on purchased puts and written covered calls, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. Losses on written covered calls and purchased puts on securities may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

     FOREIGN SECURITIES. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Equity Fund may also invest up to 10% of its net assets in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Equity Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P") for corporate bonds in which the Funds may invest are as follows:

     Moody's
     -------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     S&P
     ---

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's and S&P for preferred stocks in which the Funds may invest are as follows:

     Moody's
     -------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     S&P
     ---

     AAA - This is the highest rating that may be assigned by S&P to a preferred stock issue
and  indicates  an  extremely   strong  capacity  to  pay  the  preferred  stock
obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     The limitations applicable to each Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. SHORT SALES. The Fund will not make short sales of securities other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodities futures except that the Fund may purchase or sell financial futures contracts and related options.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase more than 10% of the outstanding voting securities of any issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust has never pledged, mortgaged or hypothecated the assets of either Fund, and the Trust presently intends to continue this policy. The Trust has never made, nor does it presently intend to make, short sales of securities "against the box." The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

     1. EQUITY FUND 80% INVESTMENT POLICY. Under normal circumstances, the Equity Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

     2. SHORT/INTERMEDIATE TERM FIXED-INCOME FUND 80% INVESTMENT POLICY. Under normal circumstances, the Short/Intermediate Term Fixed-Income Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS
---------------------

     The name, address, age, position with the Trust, term of office, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below.


     The Board of Trustees is responsible for managing the business affairs of the Trust and held four regularly scheduled meetings during the fiscal year ended November 30, 2002.

                                                                                           NUMBER OF
                                     POSITION(S)                                           PORTFOLIOS
                                     WITH FUND/                                            IN FUND
                                     TIME SERVED/                                          COMPLEX       OTHER DIRECTORSHIPS
                                     TERM OF          PRINCIPAL OCCUPATION                 OVERSEEN      HELD BY TRUSTEE OUTSIDE
NAME/ADDRESS/AGE                     OFFICE1          DURING PAST 5 YEARS                  BY TRUSTEE    THE FUND COMPLEX

DISINTERESTED TRUSTEES:
John M. Kingsley, Jr.                Trustee          President, Kingsley Consulting          2          Director of Sturm, Ruger &
c/o Bessemer Trust Company, N.A.     Since October    LLC, a financial consulting firm.                  Company, a manufacturer
630 Fifth Avenue                     1999                                                                of sporting and law
New York, NY 10111                                                                                       enforcement firearms.
Age 70

Jerome B. Lieber                     Trustee          Partner with Klett, Rooney,             2          Director, Decorator
Klett, Rooney, Lieber & Schloring    Since            Lieber & Schloring, a law firm.                    Industries, Inc. , a home
One Oxford Center, 40th Floor        Inception                                                           furnishing manufacturer.
Pittsburgh, PA 15219
Age 82

William M.R. Mapel                   Trustee          Retired.                                2          Director of Churchill
c/o Bessemer Trust Company, N.A.     Since                                                               Capital Partners, a
630 Fifth Avenue                     Inception                                                           registered investment
New York, NY 10111                                                                                       company. Director of
Age 71                                                                                                   Galey & Lord, Inc., a
                                                                                                         textile manufacturer.

Crosby R. Smith                      Trustee          Chairman, Keswick Management,           2          N/A
Keswick Management, Inc.             Since            Inc., a financial management
1330 Avenue of the Americas,         Inception        firm. President, Humboldt
27th Floor                                            Corporation, a holding company.
New York, NY 10019
Age  67

                                      -23-

                                                                                           NUMBER OF
                                     POSITION(S)                                           PORTFOLIOS
                                     WITH FUND/                                            IN FUND
                                     TIME SERVED/                                          COMPLEX       OTHER DIRECTORSHIPS
                                     TERM OF          PRINCIPAL OCCUPATION                 OVERSEEN      HELD BY TRUSTEE OUTSIDE
NAME/ADDRESS/AGE                     OFFICE1          DURING PAST 5 YEARS                  BY TRUSTEE    THE FUND COMPLEX

PRINCIPAL OFFICERS:

Timothy J. Morris                    President        Managing Director with Brundage,        N/A        N/A
Bessemer Trust Company, N.A.         Since October    Story and Rose, LLC, and Bessemer
630 Fifth Avenue                     2002             Trust Company, N.A.
New York, NY 10111
Age 59

Malcolm D. Clarke, Jr.2              Vice President   Managing Director with Brundage,        N/A        N/A
Bessemer Trust Company, N.A.         Since            Story and Rose, LLC, and Bessemer
630 Fifth Avenue                     September        Trust Company, N.A.
New York, NY 10111                   2000
Age 66

Tina D. Hosking                      Secretary        Vice President and Managing             N/A        N/A
221 East Fourth Street               Since April      Attorney of Integrated Fund
Suite 300                            1999             Services, Inc. and IFS Fund
Cincinnati, OH 45202                                  Distributors, Inc.
Age 34

Daniel J. Simonson                   Treasurer        Fund Accounting Manager,                N/A        N/A
221 East Fourth Street               Since April      Integrated Fund Services, Inc.
Suite 300                            2002
Cincinnati, OH 45202
Age 38

1 Each Trustee and Officer is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
2 Mr. Clarke was a Trustee of the Trust from January 1996 until September 2000 and was President of the Trust from October 1996 until September 2000.


TRUSTEES' COMPENSATION:

Name                                              Total Compensation from Trust*
----                                              -----------------------------

+John M. Kingsley, Jr.                                       $8,000
+Jerome B. Lieber                                            $8,000
+William M.R. Mapel                                          $8,000
+Crosby R. Smith                                             $8,000

+ Member of Audit Committee. The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings and one special meeting during the fiscal year ended November 30, 2002.

*Amounts shown include payments made to the Trustees in the fiscal year ended November 30, 2002. The Trust does not pay any retirement benefits to the Trustees for their service.


     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TRUSTEES' OWNERSHIP OF TRUST SHARES (as of December 31, 2002)

                                                           Dollar Range of Equity      Aggregate Dollar Range of
                                                               Securities in              Equity Securities in
                            Dollar Range of Equity        Short/Intermediate Term        Registered Investment
     Trustee              Securities in Equity Fund          Fixed-Income Fund                  Company
     -------              -------------------------          -----------------                  -------
John M. Kingsley, Jr.         $10,001 - $50,000                     None                   $10,001 - $50,000
Jerome B. Lieber                    None                        $1 - $10,000                  $1 - $10,000
William M.R. Mapel                  None                            None                          None
Crosby R. Smith               $50,001 - $100,000                    None                   $50,001 - $100,000


THE INVESTMENT ADVISER
----------------------


     Brundage, Story and Rose LLC (the "Adviser"), 630 Fifth Avenue, New York, New York 10111, is the Trust's investment manager. The Adviser is an indirect, wholly-owned subsidiary of Bessemer Trust Company, a financial services company. Messrs. Morris and Clarke, as principals of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. The Equity Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of its average daily net assets. The Short/Intermediate Term Fixed-Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of its average daily net assets.

     For the fiscal years ended November 30, 2002, 2001 and 2000, the Equity Fund accrued advisory fees of $226,113, $319,332 and $372,289, respectively. In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $56,983 and $28,175 of the advisory fee for the fiscal years ended November 30, 2002 and 2001, respectively. For the fiscal years ended November 30, 2002, 2001 and 2000, the Short/Intermediate Term Fixed-Income Fund accrued advisory fees of $158,354, $180,717 and $186,847, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $158,354, $162,099 and $163,078 of such fees for the fiscal years ended November 30, 2002, 2001 and 2000, respectively.


     The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below) and has agreed to reimburse the Underwriter, IFS Fund Distributors, Inc., for any expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, principal or employee of the Adviser are paid by the Adviser.


     By its terms, the Trust's investment advisory agreement will remain in force until February 26, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     In determining to approve renewal of the Trust's investment advisory agreement with the Adviser at a regularly scheduled meeting on February 4, 2003, the Board of Trustees was provided information comparing the performance, advisory fees and total expense ratios of each of the Funds with other comparable funds. The Trustees found the advisory fees proposed for the Funds were reasonable and appropriate under all facts and circumstances. The Trustees considered the nature and quality of the services provided to the Funds by the Adviser. The Trustees also reviewed financial information on the Adviser and took into consideration the financial condition and profitability of the Adviser. The Board also considered the Adviser's personnel and operations and the direct and indirect benefits expected to be derived by the Adviser from its relationship with the Funds.


     The name "Brundage, Story and Rose" is a property right of the Adviser. The Adviser may use the name "Brundage, Story and Rose" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Brundage, Story and Rose" if the Adviser ceases to be employed as the Trust's investment manager.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year.


     For the fiscal year ended November 30, 2002, the aggregate expenditures of the Equity Fund under the Plan were $6,268, $5,690 of which was paid to broker dealers, and $578 of which was for printing and mailing reports to prospective shareholders. The Short/Intermediate Term Fixed-Income Fund incurred $250 in distribution-related expenses, all of which was for printing and mailing reports to prospective shareholders.


     Agreements implementing the Plan (the "Implementation Agreements"), including an agreement with the Adviser wherein the Adviser agrees to adhere to the terms of the Plan and agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the

Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan may assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     As principals of the Adviser, Messrs. Morris and Clarke may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

THE UNDERWRITER
---------------

     IFS Fund Distributors, Inc. (the "Underwriter") is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Underwriter is a wholly-owned, indirect subsidiary of The Western and Southern Life Insurance Company.

     The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan" above.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended November 30, 2002, 2001 and 2000, the Equity Fund paid brokerage commissions of $38,305, $64,727 and $52,846, respectively.


     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Short/Intermediate Term Fixed-Income Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Short/Intermediate Term Fixed-Income Fund during the last three fiscal years.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis. The Adviser will prepare, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. If the aggregated order is filled in its entirety, it shall be allocated among the accounts in accordance with the Allocation Statement; if the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Statement if all accounts of clients whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.


     As of November 30, 2002, the Short/Intermediate Term Fixed-Income Fund held securities of the following of the Trust's regular broker-dealers or their parents: Salomon Smith Barney Holdings, Inc. (the market value of which was $1,045,328 as of November 30, 2002). As of November 30, 2002, the Equity Fund held securities of the following of the Trust's regular broker-dealers or their parents: Citigroup, Inc. (the market value of which was $446,560 as of November 30, 2002).


CODE OF ETHICS. The Trust, the Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These Codes of Ethics allow Access Persons to invest in securities for their own accounts but they significantly restrict the personal investing activities of all Access Persons and impose additional, more onerous, restrictions on certain investment personnel. These Codes of Ethics are filed as exhibits to the Trust's registration statement and instructions concerning how those documents can be obtained may be found on the back cover of the Funds' prospectus.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended November 30, 2002 and 2001, the Equity Fund's portfolio turnover rate was 36% and 49%, respectively, and the Short/Intermediate Term Fixed-Income Fund's portfolio turnover rate was 14% and 12%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2002 the Fixed-Income Fund had capital loss carryforwards for federal income tax purposes of $939,983, none of which expire prior to November 30, 2007. As of November 30, 2002 the Equity Fund had capital loss carryforwards for federal income tax purposes of $1,488,925, none of which expire prior to November 30, 2009. These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on November 30 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of taxable dividends or 30% of gross proceeds realized upon sale of Fund shares paid to shareholders who (1) have failed to provide a correct tax identification number in the manner required, (2) are subject to withholding by the Internal Revenue Service and fail to properly include on their return payments of taxable interest or dividends, or (3) have failed to certify to the Fund that they either are not subject to backup withholding when required to do so or are "exempt recipients." This backup withholding rate is applicable for calendar years 2002 and 2003.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:

P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended December 31, 2002 are as follows:

Equity Fund
-----------
1 year                                       -18.34%
5 years                                        1.30%
10 years                                       8.49%

Short/Intermediate Term Fixed-Income Fund
-----------------------------------------
1 year                                         8.65%
5 years                                        6.62%
10 years                                       6.56%


     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total returns of the Funds as calculated in this manner for each year since inception are as follows:


                                             Short/Intermediate
     Year Ended            Equity Fund     Term Fixed-Income Fund
     ----------            -----------     ----------------------
     December 31, 1992         2.50%               6.47%
     December 31, 1993        10.26%               8.37%
     December 31, 1994        -0.54%              -2.27%
     December 31, 1995        27.22%              15.53%
     December 31, 1996        19.28%               4.09%
     December 31, 1997        27.27%               7.63%
     December 31, 1998        13.27%               7.72%
     December 31, 1999        27.97%               0.07%
     December 31, 2000         1.68%               8.64%
     December 31, 2001       -11.34%               8.29%
     December 31, 2002       -18.34%               8.65%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return of the Equity Fund for the 1 year, the 3 years, the 5 years and the 10 years ended November 30, 2002 were -12.43%, -6.42%, 2.85% and 9.01%, respectively. The average annual compounded rates of return for the Short/Intermediate Term Fixed-Income Fund for the 1 year, the 3 years, the 5 years and the 10 years ended November 30, 2002 were 5.89%, 7.60%, 6.36% and 6.46%, respectively. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.


     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b/cd) + 1)^6 - 1]
Where:
a =       dividends and interest earned during the period
b =       expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =       the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Equity Fund and the Short/Intermediate Term Fixed-Income Fund for November 2002 were 0.13% and 3.12%, respectively.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of March 24, 2003, Naidot & Co., 100 Woodbridge Center Drive, Woodbridge, NJ 07095 owned of record 19.71%, Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94101 owned of record 11.55%, JM Family Enterprises, Inc., Agreement of Trust dated 6/12/90, 100 NW 12th Avenue, Deerfield Beach, FL 33442 owned of record 6.44%, Malcolm D. Clarke, 843 Taylors Lane, Mamaroneck, NY 10543 owned of record 5.62% and William B. Cater, 78 Sagamore Road, Millburn, NJ 07041 owned of record 5.37%, respectively, of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.

     As of March 24, 2003, Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94101 owned of record 13.99% and Naidot & Co., 100 Woodbridge Center Drive, Woodbridge, NJ 07095 owned of record 6.02%, respectively, of the outstanding shares of the Equity Fund.

     As of March 24, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially 5.62% of the outstanding shares of the Equity Fund and 4.48% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Ernst & Young LLP has been selected as independent public accountants for the Trust for the fiscal year ending November 30, 2003. Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

INTEGRATED FUND SERVICES, INC.
------------------------------

     The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated is an affiliate of the Underwriter by reason of common ownership. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Integrated also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable

Integrated to perform its duties, each Fund pays Integrated a monthly fee based on the asset size of the Fund. In addition, each Fund pays all costs of external pricing services. The Funds paid the following amounts for accounting and pricing fees during the fiscal periods ended November 30, 2002, 2001 and 2000:

                                                     2002       2001       2000
                                                     ----       ----       ----
Equity Fund                                        $33,720    $37,549    $40,095
Short/Intermediate Term Fixed-Income Fund          $40,000    $41,555    $43,320

     In addition, Integrated is retained to provide administrative services to the Funds. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Integrated a fee based on the Fund's average daily net assets.

ANNUAL REPORT
-------------

     The Funds' financial statements as of November 30, 2002 appear in the Trust's annual report which is are incorporated by reference into this Statement of Additional Information.

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  (a)  Agreement and Declaration of Trust, as amended*
-------
          (b)  Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Advisory Agreement with Brundage, Story and Rose LLC*

               (ii) Agreement to Transfer Investment Advisory Contract*

          (e)  (i)  Underwriting Agreement with IFS Fund Distributors, Inc.*

               (ii) Form of Underwriter's Dealer Agreement*

          (f)  Inapplicable

          (g)  Custody Agreement with The Fifth Third Bank*

          (h)  (i)  Administration  Agreement  with  Integrated  Fund  Services,
                    Inc.*

               (ii) Accounting Services Agreement with Integrated Fund Services,
                    Inc.*

               (iii)Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement with Integrated Fund Services, Inc.*

          (i)  Opinion and Consent of Counsel*

          (j)  Consent of Independent Public Accountants

          (k)  Inapplicable

          (l)  Initial Capital Agreement*

          (m)  (i)  Plan of Distribution Pursuant to Rule 12b-1*

               (ii) Implementation Agreement with Brundage, Story and Rose*

          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)  Code of Ethics of Brundage, Story and Rose Investment Trust*

               (ii) Code of Ethics of Brundage, Story and Rose LLC*

               (iii) Code of Ethics of IFS Fund Distributors, Inc.*

------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

               None

Item 25.  Indemnification
-------   ---------------

               Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                    "SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code

                    Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                    SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers and its Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

               The Advisory Agreement with Brundage, Story and Rose LLC (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

               The Underwriting Agreement with IFS Fund Distributors, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

          (a) The Adviser is a registered investment adviser providing investment advisory services to the Registrant. The Adviser has been engaged since 1932 in the business of providing investment advisory services to individual and institutional clients.

               On October 2, 2000, the Adviser was acquired by Bessemer Trust Company, N.A. As a result of the transaction, the Adviser became a wholly-owned subsidiary of Bessemer Trust Company, N.A., which is a unique wealth management and trust company that has provided wealth management services to high-net-worth individuals and select institutions since 1907.

          (b) The following list sets forth the principals of the Adviser and any other business, profession, vocation or employment of a substantial nature the principal was engaged in during the past two years. The business address of each principal of the Adviser is 630 Fifth Avenue, New York, New York 10111.

               (1)  Frank E. Helsom, President
                    President, Bessemer Trust Company, N.A.

               (2)  Timothy J. Morris, Senior Managing Director

                    Senior Managing Director and Chief Investment Officer, Bessemer Trust Company, N.A.

               (3)  John A. Hilton, Jr., Senior Managing Director
                    Senior Managing Director, Bessemer Trust Company, N.A.

               (4)  Richard R. Davis, Managing Director
                    Managing Director, General Counsel and Secretary, Bessemer Trust Company, N.A.

               (5)  John G. McDonald, Managing Director
                    Managing Director and Chief Financial Officer, Bessemer Trust Company, N.A.

               (6)  Paul R. Barkus, Managing Director
                    Managing Director, Bessemer Trust Company, N.A.

               (7)  Malcolm D. Clarke, Jr., Managing Director
                    Managing Director, Bessemer Trust Company, N.A.

               (8)  James G. Pepper, Managing Director
                    Managing Director, Bessemer Trust Company, N.A.

               (9)  Brandon Reid, Managing Director
                    Managing Director, Bessemer Trust Company, N.A.

               (10) Harold S. Woolley, Managing Director
                    Managing Director, Bessemer Trust Company, N.A.

Item 27.  Principal Underwriters
--------  ----------------------

     (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies: The Appleton Funds, The Bjurman Funds, The James Advantage Funds, The Westport Funds, The Caldwell & Orkin Funds, Inc., and the Lake Shore Family of Funds.

     (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk (*), the address of the persons named below is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                         Position                                     Position
                         with                                         with
      Name               Distributor                                  Registrant
      ----               -----------                                  ----------

William F. Ledwin        Director                                     None

Jill T. McGruder         President/Director                           None

Scott A. Englehart       President                                    None

Maryellen Peretzky       Senior Vice President/                       None
                         Chief Administrative Officer/Secretary

Terrie A. Wiedenheft     Senior Vice President/                       None
                         Chief Financial Officer/Treasurer

Tina D. Hosking          Vice President/Managing Attorney             Secretary

Roy E. Rogers            Vice President, Client Relations             None

     (c)  Inapplicable

Item 28.  Location of Accounts and Records
-------   --------------------------------

               Accounts,  books and other documents required to be maintained by
               Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its principal office located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 as well as at the office of the Adviser located at 630 Fifth Avenue, New York, New York 10111.

Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

               Inapplicable

Item 30.  Undertakings
-------   ------------

               Inapplicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 31st day of March, 2003.

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                       By: /s/ Timothy J. Morris
                          -------------------
                          Timothy J. Morris
                          President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                     Title

/s/ Timothy J. Morris              President                      March 31, 2003
-------------------------
Timothy J. Morris

/s/ Daniel J. Simonson             Treasurer                      March 31, 2003
-------------------------
Daniel J. Simonson

                                   Trustee
-------------------------
John M. Kingsley, Jr.*

                                   Trustee
-------------------------
Jerome B. Lieber*

                                   Trustee
-------------------------
William M.R. Mapel*



                                   Trustee               By: /s/ David M. Leahy
-------------------------                                    ------------------
Crosby R. Smith*                                             David M. Leahy
                                                             Attorney-in-Fact*
                                                             March 31, 2003

                                INDEX TO EXHIBITS
                                -----------------

(a)  Agreement and Declaration of Trust, as amended*

(b)  Bylaws*

(c)  Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)  (i)  Advisory Agreement*

     (ii) Agreement to Transfer Investment Advisory Contract*

(e)  (i)  Underwriting Agreement*

     (ii) Form of Underwriter's Dealer Agreement*

(f)  Inapplicable

(g)  Custody Agreement*

(h)  (i)  Administrative Services Agreement*

     (ii) Accounting Services Agreement*

     (iii)Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(i)  Opinion and Consent of Counsel*

(j)  Consent of Independent Public Accountants

(k)  Inapplicable

(l)  Initial Capital Agreement*

(m)  (i)  Plan of Distribution Pursuant to Rule 12b-1*

     (ii) Implementation Agreement*

(n)  Inapplicable

(o)  Inapplicable

(p)  (i)  Code of Ethics of Brundage, Story and Rose Investment Trust*

     (ii) Code of Ethics of Brundage, Story and Rose LLC*

     (iii)Code of Ethics of IFS Fund Distributors, Inc.*

----------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.